UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2007

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-5556 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 29, 2007, Consolidated-Tomoka Land Co. (The “Company”) entered into a Second Amendment to Master Loan and Security Agreement (the “Second Loan Agreement Amendment”) amending certain provisions of the Master Loan and Security Agreement dated May 31, 2002 as previously amended August 15, 2003, (the “Loan Agreement”) between the Company as borrower and SunTrust Bank, N.A. as the lender. The Loan Agreement amendment was entered into in order to among other things:

•	Amends Section 2. The Facilities. Delete subparagraphs (1), (2), (3), (4), and (5) of Section 2.1 and add new subparagraphs (1), (2), (3), (4) and (5) which among other things:

o	Increases the maximum loan amount from $10,000,000.00 to $20,000,000.00.

o	Establishes a two (2) year term for the note.

o
Changes the interest rate from a floating rate which is the lower of one hundred fifty (150) basis points over the 30 day London InterBank Offer Rate (“LIBOR Rate”) or one percent (1%) below the Bank’s prime rate to one hundred forty (140) basis points over the 30 day LIBOR Rate.

•	Deletes Section 5. Affirmative Covenants.

o	Sections 5.1, 5.2, 5.3 and 5.4 deleted in their entirety.

•	Amends Section 12. Negative Covenants

o	Sections 8.1 through 8.6 deleted and Section 8.1 restated as follows:

▪
8.1 Indebtedness. Without the prior written consent of the Bank, granted or withheld in its sole discretion, Borrower shall not , in any single fiscal year, incur, create, assume, or add any additional indebtedness or liability in an amount which exceeds One Million ($1,000,000.00) Dollars in the aggregate (“Annual New Indebtedness Limitation”). For the purposes of calculating the Annual New Indebtedness Limitation, the aggregate debt amount, shall not include, for the sole purposes of this Section, indebtedness which is non-recourse to the Borrower, or indebtedness assumed by Borrower in the acquisition of real property to be held by Borrower for investment purposes.

•	Adds a new section, Cross Default, as stated below:

o
Cross Default. This Agreement and the Note are made and issued in conjunction with other credit commitments and loans to the Borrower from Bank. A default under this Agreement and/or Note shall constitute a default under all commitments and loans issued to Borrower by Bank, including, but not limited to, the SunTrust Promissory Note Dated July 1, 2002 in the original principal amount of Eight Million ($8,000,000.00) Dollars executed by Borrower (“$8,000,000.00 Note”). A default by Borrower under any other commitment or loan document (i.e. notes, mortgages, UCC-1’s, assignment of rents, loan agreements, etc.), including, but not limited to the $8,000,000.00 Note made by Borrower in favor of Bank, shall be deemed and shall constitute a default in this Agreement and the Note.

•	Adds a new section, Cross Termination, as stated below:

o
Cross Termination. This Agreement and the Note are made and issued in conjunction with an Eight Million ($8,000,000.00) Dollar loan facility (“$8,000,000.00 Loan Facility”) as evidenced by the $8,000,000.00 Note. In the event of the payment and satisfaction of the $8,000,000.00 Note by Borrower, which payment and satisfaction shall be deemed to be a termination of the $8,000,000.00 Loan Facility, then the entire amount due to Bank from Borrower pursuant to the Note, shall immediately be due and payable.

On March 29, 2007, Consolidated-Tomoka Land Co. (The “Company”) entered into a First Amendment to Master Loan and Security Agreement (the “First Loan Agreement Amendment”) amending certain provisions of the Master Loan and Security Agreement dated July 1, 2002, (the “Loan Agreement”) between the Company as borrower and SunTrust Bank, N.A. as the lender. The loan agreement amendment was entered into in order to, among other things:

•	Deletes Section 5. Affirmative Covenants.

o	Sections 5.1, 5.2, 5.3 and 5.4 deleted in their entirety.

•	Amends Section 12. Negative Covenants

o	Sections 8.1 through 8.6 deleted and Section 8.1 restated as follows:

▪
8.1 Indebtedness. Without the prior written consent of the Bank, granted or withheld in its sole discretion, Borrower shall not, in any single fiscal year, incur, create, assume, or add any additional indebtedness or liability in an amount which exceeds One Million ($1,000,000.00) Dollars in the aggregate (“Annual New Indebtedness Limitation”). For the purposes of calculating the Annual New Indebtedness Limitation, the aggregate debt amount, shall not include, for the sole purposes of this Section, indebtedness which is non-recourse to the Borrower, or indebtedness assumed by Borrower in the acquisition of real property to be held by Borrower for investment purposes.

•	Adds a new section, Cross Termination, as stated below:

o
Cross Termination. This Agreement and the Note are made and issued in conjunction with a Twenty Million ($20,000,000.00) Dollar loan facility (“$20,000,000.00 Loan Facility”) as evidenced by a modified and Additional Advance Promissory Note, in the original principal amount of Twenty Million ($20,000,000.00) Dollars, dated March 29, 2007, executed by Borrower in favor of Bank (“$20,000,000.00 Note”). In the event of the payment and satisfaction of the $20,000,000.00 Note by Borrower, which payment and satisfaction shall be deemed to be termination of the $20,000,000.00 Loan Facility, then the entire amount due to Bank from Borrower pursuant to the Note, shall immediately be due and payable.

•	Deletes Section 2.1 Loan/Notes subparagraph 13. Loan Security and Section 2.2 Security releasing the real estate collateral securing the loan.

•	Adds Section 2.2.2 Borrower’s Agreement regarding cross default as stated below:

This Agreement and Note are made and issued in conjunction with other credit commitments and loans to the Borrower from Bank. A default under this Agreement and/or the Note shall constitute a default under all commitments and loans issued to Borrower by Bank. A default under any other commitment or loan documents (i.e., Notes, Mortgages, UCC-1’s Assignment of Rent, Loan Agreements, etc.) by Borrower regarding a loan transaction between Borrower and Bank shall be deemed a default in the Note and this Agreement. A default in the terms and conditions that certain Modified and Additional Advance Promissory Note dated of even date herewith, in the principal amount of Twenty Million ($20,000,000.00) Dollars, Master Loan and Security Agreement, dated March 31, 2002, as modified by Amendment to Master Loan and Security Agreement, dated August 15, 2003 and that certain Second Amendment to Master Loan and Security Agreement, dated of even date herewith, shall be deemed a default in the terms of this Agreement and the Note.

A default in any one is a default in all and Bank shall have any and all remedies as provided in any and all of the foregoing referenced documents and/or agreements.

Copies of the Loan Agreement Amendments are attached to this current report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The foregoing summary description of the Loan Agreement Amendments and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of the Loan Agreement Amendments.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Form 8-K, which discussion is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit   Description

10.1  Second Amendment dated March 29, 2007 to Master Loan and Security Agreement dated May 31, 2002, between Consolidated-Tomoka Land Co. and SunTrust Bank, N.A.

10.2  First Amendment dated March 29, 2007 to Master Loan and Security Agreement Dated July 1, 2002 between Consolidated-Tomoka Land Co. and SunTrust Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2007
Consolidated-Tomoka Land Co. By:/s/ Bruce W. Teeters Bruce W. Teeters, Senior Vice President Finance and Treasurer